UltraEurope ProFund and UltraShort Europe ProFund
                         Supplement Dated March 15, 1999
                       To Prospectus dated March 15, 1999


This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

UltraEurope ProFund and UltraShort Europe ProFund each expect to commence operations and accept purchases of shares from the public on March 15, 1999. Each such ProFund will invest its assets in money market instruments until it has at least $5,000,000 in net assets; thereafter, it will invest in accordance with its investment objective and policies.